POWER OF ATTORNEY

     ANNUAL REPORT ON FORM 10-K
     FOR
     HEALTHTRUST, INC. - THE HOSPITAL COMPANY


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints
R. Clayton McWhorter, Chairman, President and Chief
Executive Officer of Healthtrust, Inc. - The Hospital
Company (hereinafter referred to as the "Company")
Michael A. Koban, Jr., Senior Vice-President of the
Company, and Philip D. Wheeler, Senior Vice-President,
Secretary and General Counsel of the Company, and each of them, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") the Company's Annual
Report pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934 on Form 10-K for the year ended August 31, 1994, and all amendments thereto, and all matters required by the Commission in connection with such report under The Securities
Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



  s/Donald S. MacNaughton                 10/28/94
Donald S. MacNaughton                       Date
Director

     POWER OF ATTORNEY

     ANNUAL REPORT ON FORM 10-K
     FOR
     HEALTHTRUST, INC. - THE HOSPITAL COMPANY


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints
R. Clayton McWhorter, Chairman and Chief Executive
Officer of Healthtrust, Inc. - The Hospital Company
(hereinafter referred to as the "Company") Michael A.
Koban, Jr., Senior Vice-President of the Company, and
Philip D. Wheeler, Senior Vice-President, Secretary and
General Counsel of the Company, and each of them, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") the Company's Annual
Report pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934 on Form 10-K for the year ended August 31, 1994, and all amendments thereto, and all matters required by the Commission in connection with such report under The Securities
Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


    s/W. Hudson Connery, Jr.                 10/31/94
     W. Hudson Connery, Jr.                     Date
Senior Vice-President, Chief
Operating Officer and Director

     POWER OF ATTORNEY

     ANNUAL REPORT ON FORM 10-K
     FOR
     HEALTHTRUST, INC. - THE HOSPITAL COMPANY


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints
R. Clayton McWhorter, Chairman and Chief Executive
Officer of Healthtrust, Inc. - The Hospital Company
(hereinafter referred to as the "Company"), Michael A.
Koban, Jr., Senior Vice-President of the Company, and
Philip D. Wheeler, Senior Vice-President, Secretary and
General Counsel of the Company, and each of them, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") the Company's Annual
Report pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934 on Form 10-K for the year ended August 31, 1994, and all amendments thereto, and all matters required by the Commission in connection with such report under The Securities
Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



    s/Richard W. Hanselman                   11/22/94
     Richard W. Hanselman                      Date
     Director
     POWER OF ATTORNEY

     ANNUAL REPORT ON FORM 10-K
     FOR
     HEALTHTRUST, INC. - THE HOSPITAL COMPANY


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints
R. Clayton McWhorter, Chairman and Chief Executive
Officer of Healthtrust, Inc. - The Hospital Company
(hereinafter referred to as the "Company"), Michael A.
Koban, Jr., Senior Vice President of the Company, and
Philip D. Wheeler, Senior Vice-President, Secretary and
General Counsel of the Company, and each of them, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") the Company's Annual
Report pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934 on Form 10-K for the year ended August 31, 1994, and all amendments thereto, and all matters required by the Commission in connection with such report under The Securities
Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    s/William T. Hjorth                      10/31/94
     William T. Hjorth                         Date
Director

     POWER OF ATTORNEY

     ANNUAL REPORT ON FORM 10-K
     FOR
     HEALTHTRUST, INC. - THE HOSPITAL COMPANY


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints
R. Clayton McWhorter, Chairman and Chief Executive
Officer of Healthtrust, Inc. - The Hospital Company
(hereinafter referred to as the "Company"), Michael A.
Koban, Jr., Senior Vice-President of the Company, and
Philip D. Wheeler, Senior Vice-President, Secretary and
General Counsel of the Company, and each of them, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") the Company's Annual
Report pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934 on Form 10-K for the year ended August 31, 1994, and all amendments thereto, and all matters required by the Commission in connection with such report under The Securities
Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


   s/Robert F. Dee                           10/30/94
     Robert F. Dee                              Date
     Director

     POWER OF ATTORNEY

     ANNUAL REPORT ON FORM 10-K
     FOR
     HEALTHTRUST, INC. - THE HOSPITAL COMPANY


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints
R. Clayton McWhorter, Chairman and Chief Executive
Officer of Healthtrust, Inc. - The Hospital Company
(hereinafter referred to as the "Company"), Michael A.
Koban, Jr., Senior Vice President of the Company, and
Philip D. Wheeler, Senior Vice-President, Secretary and
General Counsel of the Company, and each of them, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") the Company's Annual
Report pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934 on Form 10-K for the year ended August 31, 1994, and all amendments thereto, and all matters required by the Commission in connection with such report under The Securities
Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


   s/Alethea O. Caldwell                     10/31/94
     Alethea O. Caldwell                       Date
     Director

     POWER OF ATTORNEY

     ANNUAL REPORT ON FORM 10-K
     FOR
     HEALTHTRUST, INC. - THE HOSPITAL COMPANY


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints
R. Clayton McWhorter, Chairman and Chief Executive
Officer of Healthtrust, Inc. - The Hospital Company
(hereinafter referred to as the "Company"), Michael A.
Koban, Jr., Senior Vice-President of the Company, and
Philip D. Wheeler, Senior Vice-President, Secretary and
General Counsel of the Company, and each of them, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") the Company's Annual
Report pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934 on Form 10-K for the year ended August 31, 1994, and all amendments thereto, and all matters required by the Commission in connection with such report under The Securities
Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



   s/Harry N. Beaty                           11/1/94
     Harry N. Beaty, M.D.                      Date
     Director